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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported) April 1, 2003
                                                --------------




                               YELLOW CORPORATION
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             (Exact name of registrant as specified in its charter)




           Delaware                     0-12255                48-0948788
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(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)         Identification No.)




 10990 Roe Avenue, P. O. Box 7563,  Overland Park, Kansas   66207
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   (Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code   (913) 696-6100
                                                   -------------------




                                   No Changes.
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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events

On March 28, 2003, the International Brotherhood of Teamsters announced the ratification of the National Master Freight Agreement by its membership. The 5-year agreement is effective on April 1, 2003, and covers approximately 80 percent of Yellow Transportation employees.

Yellow Transportation is the largest subsidiary of Yellow Corporation (NASDAQ:
YELL).






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               YELLOW CORPORATION
                                        ----------------------------------
                                                  (Registrant)

Date:    April 1, 2003                  /s/     Donald G. Barger, Jr.
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                                                Donald G. Barger, Jr.
                                                Senior Vice President
                                                & Chief Financial Officer